Exhibit 10.2


                                 PROMISSORY NOTE

$      254,250.00                               Date   August 13          , 1997
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Office       512
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Spurlock Adhesives, Inc. (the "Borrower"),  for value received,  promises to pay to the order of KEYBANK OF NEW YORK (the "Bank") the sum of Two Hundred Fifty-Four Thousand Two Hundred Fifty Dollars ($254,250.00) (the "Principal") at the Bank's main office or at any branch office at the rate and according to the terms indicated below (check applicable payment arrangement):

1. Rate. The Borrower shall pay interest at the rate indicated below (the "Interest Rate"). Interest shall be computed on the basis of a 360 day year. This means that each day a periodic rate is calculated by dividing the Interest Rate by 360; this daily rate is then applied to the outstanding balance to determine each day's interest.

         a.     | |     A fixed Interest Rate of ___ percent per year.
         b.     |X|     A variable Interest Rate equal to the Base Rate (the
                        "Index")  plus a margin of 0.00  percent  per year.  THE
                        INDEX IS DEFINED ON THE BACK OF THIS NOTE.  The Interest
                        Rate will change  without  notice to the  Borrower:
                        |X| each  time the  Index  changes.
                        | | _______________ starting ________________.
                        At the present time, the Index is 8.50 percent and the Interest Rate is 8.50 percent.

2. Repayment Terms. The Borrower will repay this Note in accordance with the schedule checked as follows:
a. |_| Demand. On Demand, the Borrower will pay the Principal with interest from this date until the Principal is fully repaid. Although the Principal and interest continue to be payable on Demand, the Borrower agrees to pay accrued interest on the ______ day of each ____________ hereafter until this Note is paid in full.
b. |X| Time. On September 12, 1997, (the "Due Date"), the Borrower will pay the Principal plus accrued interest. After the Due Date, the Borrower will pay additional interest on any unpaid Principal at the interest rate.
c. | | Discount. On ________, 19___, (the "Due Date"), the Borrower will pay the Principal. If this repayment option is selected, the Bank is taking interest in advance by deducting it from the Principal. For Discount loans "Principal" includes the loan proceeds plus the interest taken in advance. After the Due Date, the Borrower will pay additional interest on any unpaid amount at ________.
d. | | Term Payments. The Borrower will pay the Principal with interest from today until payment in full of all amounts due according to the
           schedule indicated below. If the following box is checked |_|, the Borrower will pay a late charge of _____% of any payment that is more than ______ days late.
           i. _________ consecutive ___________ payments of accrued interest commencing on ________, 19___ and payable on the same date of each successive calendar ___________ thereafter plus __________ consecutive ________ Principal payments of $________ each, commencing on ________, 19___, and payable on the same date of each successive ________ thereafter and a final Principal payment of $________ due on ________, 19___, when all unpaid interest and principal shall be due and payable.
           ii. ______ consecutive ___________ Principal and interest payments of $________ each, commencing on ________, 19___, and payable on the same date of each successive _____________ thereafter until ________, 19___, when the remaining unpaid Principal and interest shall be due and payable. Additionally, an interest-only payment shall be due on ________, 19___. If this is a variable Interest Rate note and any ____ payment is insufficient to pay all accrued interest, the Borrower will pay any such insufficiency on demand. If the Interest Rate is variable, the Bank will adjust the payment schedule each ____ starting ________, 19___, to an amount that would amortize the Principal balance due on this Note in equal ________ payments over the remaining term at the Interest Rate then in effect.
           iii.   ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
3. Security. To protect the Bank if the Borrower defaults on this Note, the Borrower hereby pledges and grants the Bank a security interest in the following property (the "Collateral"):
________________________________________________________________________________
________________________________________________________________________________
The security interest granted above is subject to and includes all the provisions of a Security Agreement dated ________ and/or, in the event real property is being used as security, a mortgage dated ________.
4. Term Loan Agreement. If the following box is checked |_|, this Note is executed under the terms of a Term Loan Agreement or Line of Credit Agreement dated ________ 19___.
5. General. If the following box is checked |X|, the Borrower represents and warrants that this Note evidences a loan for business or commercial purposes. The Borrower agrees that the provisions on the reverse side of this document constitute a part of this Note. By signing this Note, the Borrower agrees to be legally bound to all the terms, promises, and provisions contained in it.

                                           Spurlock Adhesives, Inc.
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         Name (please print)                         Name (please print)

                                           /s/ Phillip S. Sumpter
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             Signature                                  Signature

                                           P.O. Box 8, Waverly, VA 23890
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              Address                                     Address